                                                                 Exhibit 4.2


                              CLASS A COMMON STOCK

                                RDO EQUIPMENT CO.


          NUMBER                                                 SHARES
          A-


INCORPORATED UNDER THE LAWS                             SEE REVERSE SIDE FOR
 OF THE STATE OF DELAWARE                                CERTAIN DEFINITIONS

                                                                 CUSIP
THIS CERTIFICATE IS TRANSFERABLE IN THE
CITY OF NEW YORK OR IN MINNEAPOLIS, MN


THIS CERTIFIES THAT_____________________________________________ IS THE OWNER
OF ___________________________________________________ FULLY PAID AND
NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, OF THE PAR VALUE OF $.01 PER SHARE, OF RDO EQUIPMENT CO. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR. IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY FACSIMILE SIGNATURE OF ITS DULY AUTHORIZED OFFICERS.

DATED: _____________________________________

                                    [SEAL]

____________________     ________________________     ________________________
    SECRETARY                  PRESIDENT                     CHAIRMAN

                                        COUNTERSIGNED AND REGISTERED:
                                          NORWEST BANK MINNESOTA
                                                   Transfer Agent and Registrar

                                                        Authorized Signature


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                                RDO EQUIPMENT CO.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.



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     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE
     OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN
     OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:
                                        UTMA - ____________CUSTODIAN___________
     TEN COM - AS TENANTS IN COMMON             (CUST)           (MINOR)

     TEN ENT - AS TENANTS BY ENTIRETIES        UNDER UNIFORM TRANSFER TO MINORS

     JT TEN -  AS JOINT TENANTS WITH RIGHT     ACT ____________________________
               OF SURVIVORSHIP AND NOT AS                   (STATE)
               TENANTS IN COMMON

     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.
     --------------------------------------------------------------------------


           FOR VALUE RECEIVED_____HEREBY SELL, ASSIGN AND TRANSFER UNTO


     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------

     __________________________________________________________________________
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
      OF ASSIGNEE

     __________________________________________________________________________


     __________________________________________________________________________

     ___________________________________________________________________ SHARES

     OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

     _________________________________________________________________ ATTORNEY
     TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


     DATED


                             X_________________________________________________

                             X_________________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


     SIGNATURE(S) GUARANTEED: _________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.